UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2021

Commission File Number: 1-11607

DTE Energy Company

(Exact name of registrant as specified in its charter)

Michigan	38-3217752
(State or other jurisdiction of incorporation or organization)	(I.R.S Employer Identification No.)

Registrant’s address of principal executive offices: One Energy Plaza, Detroit, Michigan 48226-1279

Registrant’s telephone number, including area code: (313) 235-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
Common stock, without par value	DTE	New York Stock Exchange
2016 Series B 5.375% Junior Subordinated Debentures due 2076	DTJ	New York Stock Exchange
2016 Series F 6.00% Junior Subordinated Debentures due 2076	DTY	New York Stock Exchange
2017 Series E 5.25% Junior Subordinated Debentures due 2077	DTW	New York Stock Exchange
2019 6.25% Corporate Units	DTP	New York Stock Exchange
2020 Series G 4.375% Junior Subordinated Debentures due 2080	DTB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends and restates the Current Report on Form 8-K originally filed by DTE Energy Company on June 4, 2021 (the “Original Report”), which inadvertently omitted Exhibit 99.3. This Amendment includes the omitted Exhibit 99.3 and otherwise does not amend or update any information that was set forth in the Original Report.

Item 7.01.	Regulation FD Disclosure.

DT Midstream, Inc. (“DT Midstream”), a wholly owned subsidiary of DTE Energy Company (“DTE Energy”), previously filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form 10, initially publicly filed on May 7, 2021 (as amended, the “Registration Statement”), relating to the distribution by DTE Energy of all of the outstanding shares of common stock, par value $0.01, of DT Midstream (the “DT Midstream Common Stock”), to DTE Energy’s shareholders (the “Distribution”). The Registration Statement includes a preliminary information statement that describes the Distribution and provides important information regarding DT Midstream’s business and management. On June 4, 2021, the Commission declared the Registration Statement effective.

The final information statement, dated June 4, 2021, is furnished as Exhibit 99.1 to this Current Report on Form 8-K. DTE Energy has made the information statement publicly available on June 4, 2021, and expects to begin mailing to its shareholders an Important Notice Regarding the Availability of Materials as soon as reasonably practicable, the form of which is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.

Item 8.01.	Other Events.

On June 4, 2021, DTE Energy announced certain information regarding the expected timing and details of the Distribution. The DTE Energy board of directors has declared a pro rata dividend of DT Midstream Common Stock to be made effective at 12:01 a.m., Eastern Time, on July 1, 2021 (the “Distribution Date”), to DTE Energy’s shareholders of record as of 5:00 p.m., Eastern Time, on June 18, 2021 (the “Record Date”). On the Distribution Date, each DTE Energy shareholder of record as of the Record Date will receive a distribution of one share of DT Midstream Common Stock for every two shares of common stock, without par value, of DTE Energy, that it holds on the Record Date. DTE Energy shareholders will receive cash in lieu of fractional shares of DT Midstream Common Stock. The Distribution is subject to the satisfaction or waiver of certain conditions, which are described in the final information statement. A copy of the press release is attached hereto as Exhibit 99.3, and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

Exhibit	Description

99.1	Information Statement of DT Midstream, Inc., dated June 4, 2021

99.2	Form of Important Notice Regarding the Availability of Materials

99.3	Press release of DTE Energy Company, dated June 4, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2021

DTE ENERGY COMPANY (Registrant)

by	/s/ David Ruud
Name: David Ruud
Title: Senior Vice President and Chief Financial Officer